                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) MAY 12, 1998



                             WHITTAKER CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



        0-20609                                       95-4033076
(Commission File Number)                 (I.R.S. Employer Identification No.)


                 1955 N. SURVEYOR AVENUE, SIMI VALLEY, CA 93063
                    (Address of Principal Executive Offices)


                                 (805) 526-5700
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS

     On May 12, 1998, the Registrant announced preliminary operating results of its aerospace group for the second quarter ended April 30, 1998 and a commitment from CIBC Oppenheimer for a new credit facility. A copy of the press release dated May 12, 1998 is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

     Exhibit No.    Description
     -----------    -----------

        99.1        Press Release, dated May 12, 1998.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       WHITTAKER CORPORATION



                         By: /s/ Lynne M. O. Brickner
                             ----------------------------------------------
                             Lynne M. O. Brickner
                              Vice President, Secretary and General Counsel


Dated:  May 12, 1998

                                       2
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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.      Description
-----------      -----------
  99.1           Press Release, dated May 12, 1998.


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